1 Investor Presentation September 2024

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2023, filed with the SEC on February 14, 2024, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, NOI, Cash NOI, Normalized Cash NOI, Net Debt, Adjusted Net Debt, and Pro forma Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update 3 Source: Company data and balance sheet as of June 30, 2024, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. 1. Reflects the impact of Walgreens’ downgrade to sub-investment grade in July 2024. 2. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. 3. Reflects 14,766,811 of unsettled forward equity shares at the June 30, 2024, weighted average net settlement price of $17.17 per share. 4. Assumes Company exercises its one-year extension option to further extend maturity to January 2027. 88% Necessity, Discount, and Service-Oriented Tenants 100% Occupancy 100% Rent Collection $569.2 million Total Liquidity3 3.4x Adj. Net Debt3 / Annualized Adj. EBITDAre ✓Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles ✓Proven track record of full occupancy and rent collection; NTST’s two expected Big Lots’ store closures have received strong interest from multiple retailers at or above current rent ✓Long weighted average lease term (WALT) and de minimis intermediate-term lease expirations within the pharmacy and dollar store industries ✓Low leverage with no immediate-term debt maturities ✓$253.6mm of unsettled forward equity provides ample capital runaway into 2025 ✓Strong liquidity supported by active ATM program High Credit Quality & Resilient Net Lease Portfolio Well Capitalized Balance Sheet 77%1 Investment Grade (IG) and Investment Grade Profile (IGP)2 6.8% Wtd. Avg. Cash Yield Since 3Q’20 ✓Strong investment pace since 2020 with a solid pipeline of investment opportunities at attractive cash yields ✓$115.7 million of gross investments completed in 2Q’24 Proven Ability to Source Attractive Investment Opportunities 2027 First Debt Maturity4 $106.0 million Avg. Net Investments Per Quarter Since 3Q’20 20% Adj. Net Debt3 / Undepreciated Gross Assets $208.3 million YTD Net Investments 7.5% YTD Cash Yield 9.5 Years Weighted Average Lease Term (WALT) 60bps Pharmacy & Dollar Store ABR Expiring Thru 2028

11.8% 6.9% 5.9% 5.6% 4.3% 3.9% 3.8% 3.0% 2.9% 2.8% Portfolio Overview High-Quality, Diversified Portfolio Consisting of 63.0%1 Investment Grade Tenants Across 45 States 4 Source: Company data as of June 30, 2024, unless otherwise noted. 1. Reflects the impact of Walgreens’ downgrade to sub-investment grade in July 2024. 2. 77 properties that secure mortgage loans receivable are denoted as individual investments. 3. Excludes 77 investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody’s) or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Weighted by ABR; excludes lease extension options and 77 investments that secure mortgage loans receivable. 6. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody’s, Fitch or NAIC. Key Portfolio Stats Investments2 649 States 45 Portfolio Square Feet (in millions) 11.7 Tenants 90 Retail Sectors 26 % Occupancy3 100% % Investment Grade Tenants (by ABR)1,4 63.0% WALT (Years)5 9.5 Lease Turnover Through 2027 (by ABR) 6.8% National Footprint in Attractive Markets Top 10 Tenants by % of ABR Investment Grade BBB Sub-Investment Grade ≥1% and <3% ABR <1% ABR ≥5% and <10% ABR ≥3% and <5% ABR 0% ABR AK HI WA OR MT CA AZ WY NV ID UT CO NM TX OK ND SD NE KS LA AR MO IA MN WI IL IN MI OH KY TN FL MS AL GA SC NC VA WV PA DE NJ NY ME VT NH MA MD CT RI A BBB+ BBB IG Profile BBB A A BB1 B+ Investment Grade Profile6

Dollar Stores: 17.4% 1 Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of June 30, 2024. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. Top Industries49.4% Necessity 22.9% Discount 12.1% Other Drug Stores & Pharmacies: 12.9% 3 Grocery: 14.1% 2 Home Improvement: 10.5% 4 Convenience Stores: 6.4% 5 15.7% Service 87.9% ABR Necessity Discount Service 5

Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows1 >60% 76.6% (63.0% Investment Grade Credit and 13.7% Investment Grade Profile)2 Granular Assets in Highly Fragmented, Undercapitalized Market Segment $3.3 million Avg. Asset Size $1 to $10 million Avg. Asset Size Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth ~10 Year WALT 9.5 Year3 WALT Diversification by Industry, Tenant, State1 <15% Industry <50% Top 10 Tenants <15% State 17.4% Industry 50.9% Top 10 Tenants 9.5% State Significant Focus on Fundamental Real Estate Underwriting Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses 6 Source: Company data as of June 30, 2024, unless otherwise noted. 1. Portfolio statistics as a percentage of ABR. 2. Reflects the impact of Walgreens’ downgrade to sub-investment grade in July 2024. 3. Weighted by ABR; excludes lease extension options and 77 investments that secure mortgage loans receivable. Current MetricsInvestment Philosophy Portfolio Strategy Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries1 87.9%Primarily Consistent Investment Approach Disciplined and Deliberate Portfolio Construction

“Market-Taker Assets” 7 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

8 Real Estate Valuation Unit-Level Profitability • Review underlying key real estate metrics to maximize re- leasing potential • Location analysis • Alternative use analysis • Determine rent coverage (min. 2.0x) and cost variability • Assess volatility and likelihood of cash flow weakness C B Tenant Credit Underwriting • Evaluate corporate level financials • Assess business risks • Determine ownership/sponsorship • Rigorous credit underwriting A L e v e l o f U n d e rw ri ti n g E m p h a s is Stringent Three-Part Underwriting Process Our Three-Pronged Approach Results in Superior Downside Protection

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 63.0%1 13.7% 17.4% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 9 Source: Company data as of June 30, 2024, unless otherwise noted. 1. Reflects the impact of Walgreens’ downgrade to sub-investment grade in July 2024. 76.6% IG and IG Profile1 Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

10 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

11 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

12 Source: Company filings from August 2020 through June 30, 2024. 1. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Volume $(000)s $1,863 $5,296 $2,564 $1,088 $3,900 Investment Grade % 66.7% 67.4% NA 54.5% NA Investment Grade Profile1% 12.0% NA NA NA NA IG + IG Profile % 78.6% NA NA NA NA WALT2 10.4 9.5 10.4 10.4 14.6 Weighted Average Cash Yield 6.8% 6.2%3 6.9% 6.6% 7.4% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

$131,301 $104,069 $128,615 $115,321 $117,455 $119,128 $129,207 $115,795 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 G ro s s I n v e s tm e n t A c ti v it y ( $ 0 0 0 s ) 13 Investment Activity Summary Details Source: Company data as of June 30, 2024. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 Number of Investments 26 24 71 39 29 57 42 28 Average Investment $5,050 $4,336 $1,811 $2,957 $4,050 $2,090 $3,076 $4,136 Cash Cap Rates 6.6% 6.9% 7.7% 6.8% 7.0% 7.2% 7.5% 7.5% IG + IGP % 83.3% 97.7% 94.9% 80.7% 97.2% 98.7% 84.8% 39.1% Weighted Average Lease Term2 11.8 11.1 10.3 11.5 10.0 10.9 11.5 16.7

$1,685 $12,294 $15,907 $4,060 $13,543 $15,995 $21,600 $12,707 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 D is p o s it io n s A c ti v it y ($ 0 0 0 s ) 14 Disposition Activity Summary Details Source: Company data as of June 30, 2024. 1. Excludes vacant properties. Dispositions 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 Cash Cap Rates1 5.5% 6.7% 6.8% 6.7% 6.9% 7.2% 6.8% 6.8% Number of Investments 1 3 8 2 6 6 12 6 Weighted Average Lease Term 0.4 10.8 5.6 4.2 7.1 11.2 10.3 10.3

15 Source: Company data as of June 30, 2024. Since inception, the Company has disposed of 101 properties totaling $274 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Source: Company data as June 30, 2024, unless otherwise noted. 1. Reflects 14,766,811 of unsettled forward equity shares at the June 30, 2024, weighted average net settlement price of $17.17 per share. 2. The three-year $250.0 million senior unsecured delayed draw term loan includes two one-year extension options and one six-month to extend maturity to January 2029, at Company’s discretion, totaling 5.5 year of available term. 3. Company extended the existing $175 million term loan maturity to January 2026 from December 2024, with a one-year extension option to further extend maturity to January 2027. Conservative Balance Sheet with Improved Liquidity Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position Debt Maturity Schedule – Pro Forma2,3 Abundant Liquidity to Support Growth: $569.2 million in total liquidity1 Well-Staggered Debt Maturity Profile: No term loan maturities expected until 20272,3 Unsecured Balance Sheet: Asset base is over 99% unencumbered Low Leverage: Adjusted Net Debt1 / Annualized Adjusted EBITDAre of 3.4x 3 2 16 $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity

59% 68% 63%1 29% 17% NA ADC NTST FCPT O NNN EPRT 3.0% 6.8% 13.5% 16.6% 17.0% 18.0% EPRT NTST ADC O NNN FCPT 97% 16% 80% 26% 47% 56%23% 16% 7% 49% 3% 40% 10% 5% FCPT NTST EPRT ADC O NNN Service Discount Necessity Source: Public filings as of June 30, 2024, unless otherwise noted. 1. Reflects the impact of Walgreens’ downgrade to sub-investment grade in July 2024. 2. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2027 Average Investment Size per Property Investment Grade % Portfolio Composition2 Weighted-Average Lease Term 17 14.1 9.5 8.1 9.6 10.0 7.4 $3.9 $3.9 $3.3 $3.0 $2.7 $2.7

7.9% 3.9% 3.9% 3.5% 3.4% 3.2% 3.0% 2.9% 3.4x 3.8x 4.4x 4.9x 5.2x 5.5x 5.5x 5.7x 18.4x 18.1x 16.7x 14.8x 14.3x 13.7x 13.2x 13.0x 17.4x 17.1x 16.2x 14.3x 13.9x 13.2x 12.7x 12.6x Net Debt + Pref. / EBITDA3 Multiple and Earnings Growth Comparison Relative Valuation and Growth Remains Stable 18 Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of September 5, 2024. Capitalization data as of June 30, 2024. 1. 2025E AFFO per share growth is calculated using FactSet mean 2025E AFFO per share estimates and 2024E AFFO per share. 2. 2024E AFFO per share multiple calculated using current price per share and FactSet mean 2024E AFFO per share estimates. 3. Net Debt plus Preferred is adjusted for forward equity. 4. 2025E AFFO per share multiple calculated using current price per share and FactSet mean 2025E AFFO per share estimates. 2025E AFFO per Share Growth1 2024E AFFO per Share Multiple2 2025E AFFO per Share Multiple4

Applied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and S&P Capital IQ. Note: Capitalization data as of June 30, 2024. Market data as of September 5, 2024; closing price per share of $16.78. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Assumes 14.8 million of unsettled forward equity shares were settled for cash on June 30, 2024 at a weighted average net sett lement price of $17.17 per share. 2. Implied cap rate as of September 5, 2024. 3. (NOI – TTM G&A) / Implied Real Estate Value. 19 Implied Cap Rate2 G&A Adjusted Implied Cap Rate3 2024E AFFO Multiple 5.3% 4.9% 18.4x 5.5% 5.1% 18.1x 5.8% 5.2% 16.7x 6.4% 6.2% 14.8x 6.5% 6.1% 14.3x 7.3% 6.2% 13.2x Average 6.1% 5.6% 15.9x Peer Benchmarking (unaudited, in millions) Three Months Ended, June 30, 2024 NOI - Property $32.9 Straight-line Rental Adjustments (0.5) Amortization of Lease-Related Intangibles (0.1) Cash NOI - Property 32.2 Intraquarter Net Investment Activity 1.1 Normalized Cash NOI - Property 33.4 Annualized Normalized Cash NOI - Property $133.5 Applied Cap Rate 7.50% 7.25% 7.00% 6.75% 6.50% Implied Real Estate Value $1,781 $1,842 $1,908 $1,978 $2,054 Mortgage Loan Receivable 129.9 Property Under Development 16.9 Other Tangible Assets 64.1 Net Debt1 (464.0) Other Tangible Liabilities (27.4) Implied Equity Value $1,500 $1,561 $1,627 $1,698 $1,774 Total Shares and Units Outstanding 77.8 Unsettled Forward Shares1 14.8 Implied Equity Value per Share $16.20 $16.87 $17.58 $18.34 $19.16

20 Case Studies

Close Date: March 2023 Loan Amount: $46.1 million Interest Rate: 9.3% Location: Multiple – Southeast Term at Close: 3 years Parent Credit Rating: A / Baa2 21 • Loan provided the borrower funding to acquire a 49 property Speedway portfolio • Loan-to-value of ~60%, with first lien senior secured priority with no capital ahead of NETSTREIT’s loan • Yield maintenance provides protection from refinancing • Valuation excludes pending uncapped CPI rent escalations Investment Stats: Investment Highlights Case Study: Loan Strategy

22 • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Significantly higher cap rate achieved through creative structuring • Strong retail corridor in Tupelo, MS INVESTMENT STATS:INVETMENT STATS: Close Date: July 2020 Purchase Price: $17.0 million Cash Cap Rate: 6.6% Location: Tupelo, MS Term at Close: 12 years Credit Rating: AA / Aa2 Investment Stats: Investment Highlights Case Study: Breakup Strategy

23 • NTST negotiated a new 10-year lease with only a 7.4% rent reduction to increase lease term by six years • Cash cap rate of 6.9% compares favorably to other 10-year Tractor Supply transactions in the market at the time • Exceptional real estate that tenant is committed to long term INVESTMENT STATS: Close Date: March 2021 Purchase Price: $6.2 million Post-B&E Cash Cap Rate: 6.9% Location: Olympia, WA Term at Close of B&E: 10.5 Years Credit Rating: BBB / Baa1 Investment Stats: Investment Highlights Case Study: Blend & Extend

24 Corporate Responsibility

25 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 3 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

26 401K Plan 100% company match of up to a 3% contribution, and 50% of up to the next 2% Insurance Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Twelve days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data. Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture. Female, 40% Male, 60% White, 70% Ethnically Diverse, 30% Female, 36% Male, 64% White, 71% Ethnically Diverse, 29%

27 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of June 30, 2024. 1. Includes the $200 million unsecured term loan which matures in February 2028, the $250 million unsecured term loan which matures in January 2029, and the $400 million revolver which matures in August 2027. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen. ✓ 18 of our top 20 tenants have corporate sustainability initiatives in place ✓ 70% of ABR represents tenants with ESG initiatives ✓ We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines ✓ We received Silver Level recognition from Green Lease Leaders for our efforts ✓ We incorporated sustainability-linked loan feature, based on SBTi, to our unsecured term loans and credit facility1 ✓ We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters ✓ We participated in our first GRESB Public Disclosure ✓ Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency ✓ Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices Science Based Target initiatives (“SBTi”) GRESB Public Disclosure

28 Financial Information and Non-GAAP Reconciliations

Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 REVENUES Rental revenue (including reimbursable) $ 36,864 $ 29,707 $ 72,053 $ 58,180 Interest income on loans receivable 2,703 1,923 5,187 2,901 Total revenues 39,567 31,630 77,240 61,081.00 OPERATING EXPENSES Property 3,982 3,530 8,084 7,467 General and administrative 5,268 5,260 10,978 10,168 Depreciation and amortization 18,544 15,847 36,084 30,795 Provisions for impairment 3,836 2,836 7,498 2,836 Transaction costs 47 15 175 124 Total operating expenses 31,677 27,488 62,819 51,390 OTHER (EXPENSE) INCOME Interest expense, net (7,604) (5,521) (13,784) (9,465) Gain on sales of real estate, net 8 615 1,006 296 Loss on debt extinguishment — (128) — (128) Other (expense) income, net (2,588) 68 (2,868) 220 Total other (expense) income, net (10,184) (4,966) (15,646) (9,077) Net (loss) income before income taxes (2,294) (824) (1,225) 614 Income tax (expense) benefit (12) 32 (29) 75 Net (loss) income (2,306) (792) (1,254) 689 Net (loss) income attributable to noncontrolling interests (15) (1) (8) 8 Net (loss) income attributable to common stockholders $ (2,291) $ (791) $ (1,246) $ 681 Amounts available to common stockholders per common share: Basic $ (0.03) $ (0.01) $ (0.02) $ 0.01 Diluted $ (0.03) $ (0.01) $ (0.02) $ 0.01 Weighted average common shares: Basic 73,588,605 61,043,531 73,419,198 59,600,630 Diluted 73,588,605 61,043,531 73,419,198 60,294,734 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 29

Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 GAAP Reconciliation: Net (loss) income $ (2,306) $ (792) $ (1,254) $ 689 Depreciation and amortization of real estate 18,465 15,769 35,926 30,653 Provisions for impairment 3,836 2,836 7,498 2,836 Gain on sales of real estate, net (8) (615) (1,006) (296) Funds from Operations (FFO) $ 19,987 $ 17,198 $ 41,164 $ 33,882 Non-recurring executive transition costs, severance and related charges 624 201 1,481 214 Loss on debt extinguishment and other related costs — 223 — 223 Non-recurring other loss (gain), net (1) 2,778 (35) 3,192 (47) Core Funds from Operations (Core FFO) $ 23,389 $ 17,587 $ 45,837 $ 34,272 Straight-line rent adjustments (538) (151) (1,080) (462) Amortization of deferred financing costs 558 336 1,115 615 Amortization of above/below-market assumed debt 29 29 57 57 Amortization of loan origination costs and discounts (16) 28 23 56 Amortization of lease-related intangibles (98) (184) (193) (397) Earned development interest 370 — 703 — Capitalized interest expense (226) (150) (579) (284) Non-cash interest expense (979) — (1,958) — Non-cash compensation expense 1,328 1,252 2,752 2,279 Adjusted Funds from Operations (AFFO) $ 23,817 $ 18,747 $ 46,677 $ 36,136 FFO per common share, diluted $ 0.27 $ 0.28 $ 0.55 $ 0.56 Core FFO per common share, diluted $ 0.31 $ 0.29 $ 0.62 $ 0.57 AFFO per common share, diluted $ 0.32 $ 0.30 $ 0.63 $ 0.60 Dividends per share $ 0.205 $ 0.200 $ 0.410 $ 0.400 Dividends per share as a percent of AFFO 64 67 65 67 Weighted average common shares outstanding, basic 73,588,605 61,043,531 73,419,198 59,600,630 Operating partnership units outstanding 440,654 507,773 459,520 509,588 Unvested restricted stock units 69,023 152,785 118,790 164,322 Unsettled shares under open forward equity contracts 254,299 — 462,103 20,194 Weighted average common shares outstanding, diluted 74,352,581 61,704,089 74,459,611 60,294,734 30 1. Primarily includes the fraudulent fund transfer loss. Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data)

1. Adjustment reflects the estimated cash yield on developments in process as of June 30, 2024. 2. The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and loan activity completed during the three months ended June 30, 2024 and 2023, had occurred on April 1, 2024 and 2023, respectively. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 14,766,811 of unsettled forward equity shares at the June 30, 2024, available weighted average net settlement price of $17.17 per share. Three Months Ended June 30, 2024 2023 GAAP Reconciliation: Net (loss) income $ (2,306) $ (792) Depreciation and amortization of real estate 18,465 15,769 Amortization of lease-related intangibles (98) (184) Non-real estate depreciation and amortization 79 78 Interest expense, net 7,604 5,521 Income tax expense (benefit) 12 (32) Amortization of loan origination costs and discounts (16) 28 EBITDA 23,740 20,388 Provisions for impairment 3,836 2,836 Gain on sales of real estate, net (8) (615) EBITDAre 27,568 22,609 Straight-line rent adjustments (538) (151) Loss on debt extinguishment and other related costs — 223 Non-recurring executive transition costs, severance and related charges 624 201 Non-recurring other loss (gain), net 2,778 (35) Other non-recurring expenses, net 210 242 Non-cash compensation expense 1,328 1,252 Adjustment for construction in process (1) 505 334 Adjustment for intraquarter investment activities (2) 1,260 817 Adjusted EBITDAre $ 33,735 $ 25,492 Annualized Adjusted EBITDAre (3) $ 134,940 Net Debt As of June 30, 2024 Principal amount of total debt $ 731,284 Less: Cash, cash equivalents and restricted cash (13,726) Net Debt $ 717,558 Less: Net value of unsettled forward equity (4) (253,579) Adjusted Net Debt $ 463,979 Leverage Net Debt / Annualized Adjusted EBITDAre 5.3 x Adjusted Net Debt / Annualized Adjusted EBITDAre 3.4 x EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 31

Net Operating Income (unaudited, dollars in thousands) 1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including interest earning developments completed during the three months ended June 30, 2024, had occurred on April 1, 2024. 2. Adjustment assumes all loan activity completed during the three months ended June 30, 2024, had occurred on April 1, 2024. 32 Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 GAAP Reconciliation: Net (loss) income $ (2,306) $ (792) $ (1,254) $ 689 General and administrative 5,268 5,260 10,978 10,168 Depreciation and amortization 18,544 15,847 36,084 30,795 Provisions for impairment 3,836 2,836 7,498 2,836 Transaction costs 47 15 175 124 Interest expense, net 7,604 5,521 13,784 9,465 Gain on sales of real estate, net (8) (615) (1,006) (296) Income tax expense (benefit) 12 (32) 29 (75) Loss on debt extinguishment — 128 — 128 Interest income on mortgage loans receivable (2,703) (1,923) (5,187) (2,901) Other (expense) income, net 2,588 (68) 2,868 (220) Property-Level NOI 32,882 26,177 63,969 50,713 Straight-line rent adjustments (538) (151) (1,080) (462) Amortization of lease-related intangibles (98) (184) (193) (397) Property-Level Cash NOI $ 32,246 $ 25,842 $ 62,696 $ 49,854 Adjustment for intraquarter acquisitions, dispositions and interest earning development (1) 1,139 Property-Level Cash NOI Estimated Run Rate $ 33,385 Interest income on mortgage loans receivable 2,703 Adjustments for intraquarter mortgage loan activity (2) 121 Total Cash NOI - Estimated Run Rate $ 36,209 Property Operating Expense Coverage Reimbursable property operating expense $ 3,500 $ 3,172 $ 7,148 $ 6,782 Property operating expenses (3,982) (3,530) (8,084) (7,467) Property operating expenses, net $ (482) $ (359) $ (936) $ (685)

June 30, 2024 December 31, 2023 ASSETS Real estate, at cost: Land $ 494,654 $ 460,896 Buildings and improvements 1,270,572 1,149,809 Total real estate, at cost 1,765,226 1,610,705 Less accumulated depreciation (122,236) (101,210) Property under development 16,896 29,198 Real estate held for investment, net 1,659,886 1,538,693 Assets held for sale 68,096 52,451 Mortgage loans receivable, net 129,941 114,472 Cash, cash equivalents and restricted cash 13,726 29,929 Lease intangible assets, net 162,273 161,354 Other assets, net 64,064 49,337 Total assets $ 2,097,986 $ 1,946,236 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 621,869 $ 521,912 Revolving credit facility 98,000 80,000 Mortgage note payable, net 7,869 7,883 Lease intangible liabilities, net 23,876 25,353 Liabilities related to assets held for sale 1,142 1,158 Accounts payable, accrued expenses and other liabilities 27,368 36,498 Total liabilities $ 780,124 $ 672,804 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 77,377,679 and 73,207,080 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively $ 773 $ 732 Additional paid-in capital 1,435,577 1,367,505 Distributions in excess of retained earnings (143,734) (112,276) Accumulated other comprehensive income 17,600 8,943 Total stockholders’ equity 1,310,216 1,264,904 Noncontrolling interests 7,646 8,528 Total equity 1,317,862 1,273,432 Total liabilities and equity $ 2,097,986 $ 1,946,236 Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 33

As of June 30, 2024 Debt Summary Fully Extended Maturity Principal Balance Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 98,000 6.43% $ 301,850 3.1 Unsecured term loan(3) January 15, 2027 175,000 3.12% — 2.5 Unsecured term loan(4) February 11, 2028 200,000 3.88% — 3.6 Unsecured term loan(5) January 3, 2029 250,000 4.99% — 4.5 Mortgage note(6) November 01, 2027 8,284 4.53% — 3.3 Total / Weighted Average $ 731,284 4.43% $ 301,850 3.6 1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of June 30, 2024. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Interest rate consists of the fixed rate SOFR swap of 1.87%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity. 4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028. 5. Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 34 $175 million Term Loan - Interest Rate Schedule Start Date End Date Applicable Balance Fixed Rate(1) November 27, 2023 December 23, 2024 $ 175,000 3.12 % December 23, 2024 January 15, 2027 $ 175,000 3.65 % Floating, 13% Fixed, 87% Fixed vs. Floating Debt $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity Debt Maturity Schedule

Net Debt As of June 30, 2024 Principal amount of total debt $ 731,284 Less: Cash, cash equivalents and restricted cash (13,726) Net Debt $ 717,558 Less: Net value of unsettled forward equity(1) (253,579) Adjusted Net Debt $ 463,979 Net Debt / Annualized Adjusted EBITDAre 5.3 x Adjusted Net Debt / Annualized Adjusted EBITDAre 3.4 x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.6 % Fixed charge coverage ratio ≥ 1.50x 4.66x Maximum secured indebtedness ≤ 40.0% 0.4 % Maximum recourse indebtedness ≤ 10.0% — % Unencumbered leverage ratio ≤ 60.0% 35.8 % Unencumbered interest coverage ratio ≥ 1.75x 4.66x Liquidity As of June 30, 2024 Unused unsecured revolver capacity $ 301,850 Cash, cash equivalents and restricted cash 13,726 Net value of unsettled forward equity(1) 253,579 Total Liquidity $ 569,155 Equity Ending Shares/ Units as of June 30, 2024 Equity Market Capitalization % of Total Common shares(2) 77,377,679 $ 1,245,781 99.4 % OP units(2) 437,058 7,037 0.6 % Total 77,814,737 $ 1,252,817 100.0 % Enterprise Value As of June 30, 2024 % of Total Principal amount of total debt $ 731,284 36.9 % Equity market capitalization(2) 1,252,817 63.1 % Total enterprise value $ 1,984,101 100.0 % Debt, Capitalization, and Financial Ratios (cont’d) (unaudited, dollars in thousands) 35 1. Reflects 14,766,811 of unsettled forward equity shares, at the June 30, 2024 available net settlement price of $17.17. 2. Value is based on the June 28, 2024 closing share price of $16.10 per share.

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These have included non- recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net (loss) income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. 36 Non-GAAP Measures and Definitions

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, non-recurring other loss (gain), net, other non-recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. 37 Non-GAAP Measures and Definitions (cont’d)

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net (loss) income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other expense (income), net. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property- Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net (loss) income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of June 30, 2024, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off- price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. 38 Non-GAAP Measures and Definitions (cont’d)

Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. 39 Non-GAAP Measures and Definitions (cont’d)